SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       August 22, 1997 (August 20, 1997)

                       AMERICAN RADIO SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                      0-26102                       04-3196245
(State or other                 (Commission                    (IRS Employer
  jurisdiction of               File Number)                 Identification No.)
  incorporation)




                              116 Huntington Avenue
                           Boston, Massachusetts 02116
          (Address of principal executive offices, including zip code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)







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Item 5.  Other Events

         On August 20, 1997, American Radio Systems Corporation (the "Company") announced that its Board of Directors approved the retention of Credit Suisse First Boston to assist the Company in developing a plan designed to maximize shareholder value. For more information, see the Company's press release, dated August 20, 1997, which is attached herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

         (c)   Exhibits

         Exhibit 99.1 -  Press Release, dated as of August 20, 1997





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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN RADIO SYSTEMS
                                         CORPORATION
                                         (Registrant)



                                         By: /s/Justin D. Benincasa
                                            -----------------------------------
                                              Justin D. Benincasa
                                              Vice President and Corporate
                                                  Controller


Date: August 22, 1997




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